                                                                    EXHIBIT 10.2

================================================================================





                       FIRST AMENDMENT TO LOAN AGREEMENT

                      Entered into as of December 20, 1996
                         Effective as set forth herein

                                    between

            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
                                 as the Lender

                                      and

                    KANSAS ELECTRIC POWER COOPERATIVE, INC.
                               as the Cooperative



               Rural Electric Cooperative Grantor Trusts (KEPCO)


================================================================================

                               TABLE OF CONTENTS

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Parties...............................................................................   1
Recitals..............................................................................   1

                                        ARTICLE  1

                                    Purchase of Notes

SECTION  1.1.  Designation of CFC; Notice of Deposit Date and Refinancing Date to CFC.   3
SECTION  1.2.  Purchase Price.........................................................   3
SECTION  1.3.  Deposit Date-CFC's Obligations.........................................   3
SECTION  1.4.  Deposit Date-Cooperative's Obligations.................................   5
SECTION  1.5.  Closing................................................................   5

                                        ARTICLE  2

       Deposit of Notes with Series 1997 Trust & Issuance of the Certificates

SECTION  2.1.  Agreements of CFC......................................................   6
SECTION  2.2.  Agreement of the Cooperative...........................................   6

                                        ARTICLE  3

                          Amendments to Original Loan Agreement

SECTION  3.1.  Amendments to Article I................................................   6
SECTION  3.2.  Amendments to Article III..............................................   9
SECTION  3.3.  Amendment to Article VII...............................................  10
SECTION  3.4.  Amendment to Annex C (Note One) to Loan Agreement......................  12
SECTION  3.5.  Amendment to Annex C (Note Two) to Loan Agreement......................  12

                                        ARTICLE  4

                       Further Amendments to Original Loan Agreement

SECTION  4.1.  Amendments to Article III..............................................  13
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                                        ARTICLE  5

                             Representations and Warranties

SECTION  5.1.  Representations in Loan Agreement......................................  14

                                        ARTICLE  6

                                      Miscellaneous

SECTION  6.1.  Effective Dates........................................................  15
SECTION  6.2.  Definitions............................................................  15
SECTION  6.3.  Successor Entities.....................................................  16
SECTION  6.4.  Expenses...............................................................  16
SECTION  6.5.  Governing Law..........................................................  16
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                                     -ii-

     THIS FIRST AMENDMENT TO LOAN AGREEMENT (this "Agreement") is entered into as of December 20, 1996 and effective as provided herein, by and between NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION ("CFC"), a District of Columbia cooperative association, and KANSAS ELECTRIC POWER COOPERATIVE, INC. (the "Cooperative"), a Kansas nonprofit cooperative corporation, for the purposes of, among others, amending that certain Loan Agreement, dated as of February 15, 1988, among the Cooperative and CFC (the "Original Loan Agreement" and, as amended hereby, the "Loan Agreement") and setting forth the terms pursuant to which CFC will purchase certain of the Original Notes (as hereinafter defined).

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, the Cooperative prepaid certain of its loans from the Federal Financing Bank (the "FFB Loans"), which were guaranteed by the Administrator (the "Administrator") of the Rural Electrification Administration of the Department of Agriculture, which has been succeeded with respect to the administration of certain electric and telephone loan programs by the Rural Utilities Service (the "RUS"), an agency of the United States Department of Agriculture established pursuant to Section 232 of the Federal Cooperative Insurance Reform and Department of Agriculture Reorganization Act of 1994 (Pub.
L. 103-354, 108 Stat. 3178); and

     WHEREAS, CFC (CFC in such capacity, the "Lender") loaned the Cooperative the amounts necessary to prepay the FFB Loans on the terms and subject to the conditions set forth in the Original Loan Agreement; and

     WHEREAS, CFC, pursuant to that certain Trust Agreement, dated as of February 15, 1988, among CFC, the Cooperative and The First National Bank of Chicago (the "Trustee") (the "1988 Trust Agreement"), established Rural Electric Cooperative Grantor Trusts (KEPCO) Series 1988 K1-1988 K3 (the "Original Trusts") for the purpose of holding the notes (the "Original Notes") evidencing the Cooperative's repayment obligations under the loan (the "Loan") made by CFC to the Cooperative pursuant to the Original Loan Agreement, which repayment obligations are guaranteed by the United States of America acting through the Administrator of the RUS; and

     WHEREAS, CFC, as depositor of the Trust and Servicer (in such capacity, the "Servicer") of the Original Notes caused the Original Notes to be delivered to the Original Trusts; and

     WHEREAS, pursuant to the 1988 Trust Agreement, certificates of beneficial interests (the "Original Certificates") in 100% of the Original Trusts were issued to CFC in consideration of CFC's deposit of the Original Notes into the Original Trusts; and

     WHEREAS, CFC has transferred and sold such Original Certificates to certificateholders (the "Certificateholders"); and

     WHEREAS, pursuant to Section 3.9(a) of the Original Loan Agreement, the Original Notes may be prepaid or purchased prior to their stated maturities, provided that, among other things, the

Servicer gives its consent to a purchase if it is to continue serving in such capacity, and full payment is delivered to the Trustee at least 30 days prior to the proposed prepayment or purchase date; and

     WHEREAS, Note One and Note Two of the Original Notes, evidencing a portion of the Loan in the original principal amounts of $11,075,000 and $51,340,000, respectively (the "Notes"), will be eligible for prepayment or purchase on any Business Day on or after the Business Day immediately prior to December 15, 1997; and

     WHEREAS, the Cooperative has notified the Trustee that, with the approval of the Administrator, it desires that CFC purchase the Notes and the Trustee redeem the Original Certificates relating thereto and terminate the Original Trusts relating thereto on the Refinancing Date (as hereinafter defined), for the purpose of amending certain terms of the Loan and the Notes and issuing new certificates of beneficial interest ("Certificates") therein; and

     WHEREAS, the Cooperative has agreed to compensate CFC as provided herein for yield on the Purchase Price (as hereinafter defined) of the Notes which must be delivered by CFC to the Trustee at least 30 days prior to the date on which the Notes are to be purchased; and

     WHEREAS, CFC desires to continue to service the Notes and receive the benefits therefrom; and

     WHEREAS, the Cooperative has entered into the Swap Agreement (as defined in that certain Trust Agreement, entered into as of December 20, 1996 among the Cooperative, CFC and the Trustee (the "1997 Trust Agreement")) with the Swap Provider (as defined in the 1997 Trust Agreement), which Swap Agreement will be assigned to and deposited in the Series 1997 Trust (as defined in the 1997 Trust Agreement) and pursuant to which the Swap Provider will pay to the 1997 Trust a variable rate of interest and the 1997 Trust will pay to the Swap Provider a fixed rate of interest; and

     WHEREAS, CFC and the Cooperative desire to amend the Original Loan Agreement primarily for the purpose of reflecting the aforesaid transactions; and

     WHEREAS, such acts will result in the reduction of the interest rate payable by the Cooperative relating to such obligations, thereby improving the financial strength of the Cooperative as contemplated by Section 306A of the Act; and

     WHEREAS, the RUS will benefit from such reduction in interest rate as the guarantor of the Notes; and

     WHEREAS, the RUS, CFC and the Cooperative have consented, pursuant to
Section 8.1 of the Loan Guarantee and Servicing Agreement, dated as of February 15, 1988, among the RUS, the Cooperative, CFC and the Trustee, (the "Original Loan Guarantee Agreement") as amended by that certain First Amendment to Loan Guarantee and Servicing Agreement, entered into as of even date herewith, among the RUS, the Cooperative, CFC and the Trustee (as amended, the "Loan Guarantee

Agreement") and Section 7.2(b) of the Original Loan Agreement, to the amendment of certain provisions of the Original Loan Agreement for the purpose of reflecting the aforesaid transactions; and

     WHEREAS, the Servicer has consented, pursuant to Section 3.9 of the Original Loan Agreement, to the Purchase (as defined herein);

     NOW, THEREFORE, in consideration of the mutual agreements herein contained, CFC and the Cooperative agree to provide for CFC's purchase of the Notes (the "Purchase"), and, effective upon such Purchase, to amend the Original Loan Agreement as follows:

                                   ARTICLE 1

                               PURCHASE OF NOTES
                               -----------------

     SECTION 1.1. DESIGNATION OF CFC; NOTICE OF DEPOSIT DATE AND REFINANCING DATE TO CFC. (A) In accordance with Section 3.9(a) of the Original Loan Agreement, the Cooperative hereby designates CFC as the Cooperative's designee to purchase the Notes in advance of their scheduled maturities on the Refinancing Date (as hereinafter defined).

     (B) At least fifteen Business Days prior to the Deposit Date (as hereinafter defined), the Cooperative shall, by delivering a letter in the form attached hereto as Exhibit A, (i) give written notice to CFC of the date of the Deposit Date and the date of the Refinancing Date, and (ii) direct CFC to make the Deposit (as hereinafter defined) on the Deposit Date (as hereinafter defined).

     (C) The Refinancing Date shall be December 18, 1997. The Deposit Date shall be November 18, 1997.

     SECTION 1.2. PURCHASE PRICE. The purchase price for the Notes (the "Purchase Price") shall be $60,105,903.83, which is equal to the sum of (i) the principal amount of the Notes outstanding on the date of the Purchase ($57,390,000) (the "Principal Amount"), and (ii) the Guaranteed Interest accrued on the Notes from December 4, 1997 through, and including, the Refinancing Date, ($218,212.83) and (iii) premium, if any, and any other amounts due under the Original Loan Agreement that are required to be paid by Section 3.9(a) thereof ($2,497,691.00), all as shall be set forth in the Servicer's notice required by the Original Loan Agreement (the "Servicer's Notice"). The Purchase Price shall not include the Advance Note Payment (as hereinafter defined), which Advance Note Payment shall be paid by the Cooperative to the Trustee in accordance with
Section 1.4 hereof and the Original Loan Agreement.

     SECTION 1.3. DEPOSIT DATE-CFC'S OBLIGATIONS. Subject to the terms and conditions of this Agreement and relying on the representations and warranties herein set forth, CFC agrees to make the Purchase by delivering, in accordance with this article, notice and payment to the Trustee.

     (B) On the Deposit Date, CFC shall deliver to the Trustee, in accordance with Section 3.9(a) of the Original Loan Agreement, in immediately available funds, the Purchase Price, accompanied by (i) a notice, in the form attached hereto as Exhibit B, that sets forth the Refinancing Date (the "Notice"), and
(ii) the Servicer's Notice (the act of delivering the Purchase Price, the Notice and the Servicer's Notice shall be referred to collectively herein as the "Deposit"). The Cooperative acknowledges and agrees that the funds representing the Purchase Price shall at all times prior to the Purchase constitute the sole property of CFC, and the Cooperative disclaims any legal or beneficial interest in such funds.

     (C) As a condition to CFC making the Deposit, the following conditions shall be satisfied:

(i) CFC shall have received copies or executed originals of all of the agreements, opinions and documents described in Section 2.3 of the 1997 Trust Agreement, and the Loan Agreement, the 1997 Trust Agreement, the Loan Guarantee Agreement and the Underwriting Agreement (as defined in the 1997 Trust Agreement) shall be in full force and effect;

(ii) All necessary regulatory approvals (including without limitation that of the United States Department of Labor under the Employee Retirement Income Security Act) shall have been obtained in form and substance satisfactory to CFC, shall not be subject to any unsatisfied condition and shall be in full force and effect and CFC shall not have received notice that any law, rule, or order in effect prohibiting consummation of the transactions contemplated hereby;

(iii) CFC and the Trustee shall have received the amounts described in Section
      1.4 hereof as well as any other amounts to which CFC is entitled pursuant to the terms hereof;

(iv) The representations and warranties in Section 4.1 hereof and in the Letter Agreement, dated as of even date herewith, between the Cooperative and CFC (the "Letter Agreement") shall be true and correct at the time and the Cooperative shall have complied with all its obligations hereunder, thereunder and under the Loan Agreement and there shall be no default under the Loan Agreement;

(v) the Registration Statement (as defined in the Underwriting Agreement, as defined in the 1997 Trust Agreement) shall have become effective or provision shall have been made for the Certificates to be issued pursuant to Section 4(2) of the Securities Act of 1933 and resold pursuant to Rule 144A of the United States Securities and Exchange Commission;

(vi) the Certificates to be issued by the Series 1997 Trust (as defined above) shall have been prospectively or finally rated A-1 or higher by Standard & Poor's, a division of The McGraw Hill Companies, Inc. and prospectively or finally rated P-1 or higher by Moody's Investors Service, Inc., and such ratings (or prospective ratings) shall be in effect and shall not have been withdrawn or downgraded; and

(vii) The Swap Agreement (as defined above) shall not have been modified or terminated except as consented to by CFC.

     SECTION 1.4. DEPOSIT DATE-COOPERATIVE'S OBLIGATIONS. (A) As consideration to induce CFC to make the Purchase, on the Deposit Date, immediately prior to CFC's payment of the Purchase Price to the Trustee, the Cooperative shall pay and deliver to CFC, in immediately available funds, an amount equal to the prepayment premium and accrued interest which would be due on the Notes on the Refinancing Date.

     (B) On the Deposit Date, immediately prior to CFC's payment of the Purchase Price to the Trustee, the Cooperative shall pay and deliver to CFC, in immediately available funds, yield on the Principal Amount of the Purchase Price, computed for the period of time between the Deposit Date and the Refinancing Date at CFC's then applicable 30 day loan rate (or CFC's most comparable loan rate). CFC shall notify the Cooperative in writing of such amount at least five days prior to the Deposit Date.

     (C) On the Deposit Date, immediately prior to CFC's payment of the Purchase Price to the Trustee, the Cooperative shall pay and deliver to the Trustee, in accordance with the Original Loan Agreement, the payment due on December 4, 1997 under the Original Loan Agreement, consisting of (i) principal due on Note One on December 4, 1997, in the amount of $900,000, and (ii) Guaranteed Interest due on Note One and Note Two through December 4, 1997, in the amount of $2,905,290.42 (collectively, the "Advance Note Payment"). The Advance Note Payment shall constitute Available Funds (as defined in the 1988 Trust Agreement) and shall be used by the Trustee to make the payment of Interest and Principal due to the holders of the Original Certificates on December 15, 1997, as provided in the 1988 Trust Agreement.

     SECTION 1.5. CLOSING. The closing of the transactions to occur on the Deposit Date (the "Closing") shall be held at 9:00 a.m. (Washington, D.C. time) on the Deposit Date at the offices of Vinson & Elkins L.L.P., The Willard Office Building, 1400 Pennsylvania Avenue, Washington, D.C., 20004-1008 or at such other time or place agreed to by CFC and the Cooperative. A pre-closing may take place at the same location beginning at 1:30 p.m. on the preceding Business Day.

                                   ARTICLE 2

     DEPOSIT OF NOTES WITH SERIES 1997 TRUST & ISSUANCE OF THE CERTIFICATES
     ----------------------------------------------------------------------

     SECTION 2.1. AGREEMENTS OF CFC. CFC, as purchaser of the Notes and depositor of the Series 1997 Trust shall direct the Trustee for the Original Trusts to deliver Note One and Note Two with the Guarantees endorsed thereon to the Trustee of the Series 1997 Trust on the Refinancing Date to be deposited in the Series 1997 Trust and shall direct the Trustee to issue the Certificates to CFC.

     (B) Upon receipt of the Certificates in the Series 1997 Trust from the Trustee of the Series 1997 Trust, CFC agrees to sell the Certificates to the Underwriter on the Refinancing Date pursuant to the Underwriting Agreement (as defined in the 1997 Trust Agreement). CFC agrees to cooperate in all reasonable ways in the registration and public offering of the Certificates and in obtaining ERISA exemptions for the refinancing for the benefit of CFC, the Trustee and the Swap Provider if requested by the Swap Provider. Should Alex. Brown & Sons Incorporated be unable to perform (or provide notice of its inability to perform to the Cooperative, CFC or the Swap Provider) under the Underwriting Agreement on the Refinancing Date, CFC may, with the consent of the Cooperative and the Swap Provider appoint a substitute Underwriter to purchase the Certificates on the Refinancing Date, the costs of such substitute Underwriter to be paid by the Cooperative.

     SECTION 2.2. AGREEMENT OF THE COOPERATIVE. The Cooperative will deposit the Swap Agreement in the Series 1997 Trust on the Refinancing Date and has assigned the Swap Agreement to the Trustee as provided in the 1997 Trust Agreement.

                                   ARTICLE 3

                     AMENDMENTS TO ORIGINAL LOAN AGREEMENT
                     -------------------------------------

     Effective on the Refinancing Date, and subject to deposit of the Notes in the Series 1997 Trust, the Original Loan Agreement shall be amended as follows:

     SECTION 3.1. AMENDMENTS TO ARTICLE I. Article I shall be amended as follows:

     (A) The introductory phrase of Article I shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     "SECTION 1.1. Definitions. As used in this Agreement, the following terms shall have the following meanings:"

     (B) The definition of "Business Day" shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     "Business Day" shall have the meaning assigned to it in the 1997 Trust Agreement.

     (C) The definition of "Certificate" shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     "Certificate of Beneficial Interest" or "Certificate" shall mean a Rural Electric Cooperative Grantor Trust Certificate (KEPCO) Series 1997, each executed, authenticated and delivered by the Trustee substantially in the form of Exhibit A to the 1997 Trust Agreement.

     (D) The definition of "Fixed Rate" shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     "Fixed Rate" shall mean (i) through and including December 4, 1997, 9.5274% per annum with respect to Note One and 10.0281% per annum with respect to Note Two, (ii) from and including December 5, 1997 until Article 4 of the First Amendment to Loan Agreement becomes effective, 9.33% per annum with respect to Note One and 9.83% per annum with respect to Note Two, and (iii) after Article 4 of the First Amendment to Loan Agreement becomes effective, the Fixed Rate on Note One and the Fixed Rate on Note Two specified in Section 3.4(d) of the Loan Agreement.

     (E) The definition of "Loan Guarantee Agreement" shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     "Loan Guarantee Agreement" shall mean the Loan Guarantee and Servicing Agreement dated as of February 15, 1988 among RUS, CFC, the Trustee and the Cooperative, as amended by the First Amendment to Loan Guarantee Agreement.

     (F) The definition of "Trust Agreements" shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     "Trust Agreements" shall mean the 1997 Trust Agreement.

     (G) The definition of "Trusts" shall be deleted in its entirety and the following shall be substituted in lieu thereof:

     "Trusts" shall mean the Series 1997 Trust.

     (H) The following definition shall be inserted in Section 1.1 in alphabetical order:

     "Agreement" or "Loan Agreement" shall mean this Loan Agreement, as amended by the First Amendment to Loan Agreement.

     (I) The following definition shall be inserted in Section 1.1 in alphabetical order:

     "First Amendment to Loan Agreement" shall mean the First Amendment to Loan Agreement, entered into as of December 20, 1996, between the Cooperative and CFC.

     (J) The following definition shall be inserted in Section 1.1 in alphabetical order:

     "First Amendment to Loan Guarantee Agreement" shall mean the First Amendment to Loan Guarantee and Servicing Agreement, entered into as of December 20, 1996, among the Cooperative, CFC, the Trustee and the Rural Utilities Service on behalf of the United States of America (as successor to the Rural Electrification Administration).

     (K) The following definition shall be inserted in Section 1.1 in alphabetical order:

     "1997 Trust Agreement" shall mean the Trust Agreement, entered into as of December 20, 1996, among CFC, the Cooperative and the Trustee.

     (L) The following definition shall be inserted in Section 1.1 in alphabetical order:

     "Note One" shall mean Note One of the Cooperative issued pursuant to
Section 3.3 of the Loan Agreement.

     (M) The following definition shall be inserted in Section 1.1 in alphabetical order:

     "Note Two" shall mean Note Two of the Cooperative issued pursuant to
Section 3.3 of the Loan Agreement.

     (N) The following definition shall be inserted in Section 1.1 in alphabetical order:

     "Notes" shall mean Note One and Note Two.

     (O) The following definition shall be inserted in Section 1.1 in alphabetical order:

     "Refinancing Date" shall mean December 18, 1997.

     (P) The following definition shall be inserted in Section 1.1 in alphabetical order:

     "Series 1997 Certificates" shall mean the Rural Electric Cooperative Grantor Trust Certificates of Beneficial Interests (KEPCO) Series 1997, executed, authenticated and delivered by the Trustee substantially in the form of Exhibit A to the 1997 Trust Agreement.

     (Q) The following definition shall be inserted in Section 1.1 in alphabetical order:

     "Series 1997 Trust" shall mean the Rural Electric Cooperative Grantor Trust (KEPCO) Series 1997 created by the 1997 Trust Agreement, and into which Note One and Note Two shall be deposited on the Refinancing Date.

     (R) The following definition shall be inserted in Section 1.1 in alphabetical order:

     "Swap Agreement" shall have the meaning assigned to it in the 1997 Trust Agreement.

     (S) The following definition shall be inserted in Section 1.1 in alphabetical order:

     "Swap Provider" shall have the meaning assigned to it in the 1997 Trust Agreement.

     (T) The following definition shall be inserted in Section 1.1 in alphabetical order:

     "Underwriter" shall have the meaning assigned to it in the 1997 Trust Agreement.

     (U) The following shall be added at the end of Article I:

     Section 1.2. Interpretation. References herein to any document or agreement (including this Agreement) shall mean that document or agreement as it may have been or may be amended, restated or supplemented from time to time. References herein to any Person shall mean that Person, its successors and permitted assigns.

     SECTION 3.2. AMENDMENTS TO ARTICLE III. Article III shall be amended as follows:

     (A) Section 3.7 shall be amended and restated to read in its entirety as follows:

     SECTION 3.7 Payment of Interest and Principal. The Cooperative agrees to pay Guaranteed Interest on each Note by 11:00 a.m. (New York, New York time) on each applicable Interest Payment Date in immediately available funds to the Noteholder. Overdue principal, premium and (to the extent lawful) interest on each Note shall bear interest at the Guaranteed Interest Rate applicable to such Note when payment thereof was due and shall be payable on demand. Principal on each Note shall be payable by 11:00 a.m. (New York, New York time) on the dates designated on such Note in immediately available funds to the Noteholder.

     (B) Section 3.9(a) shall be amended and restated to read in its entirety as follows:

         (a) Each Note may be prepaid or purchased (by the Cooperative or, with CFC's consent if CFC is to remain the Servicer of either Note, such consent not to be unreasonably withheld, by any third party designated by the Cooperative) in whole, but not in part, at the option of the Cooperative on the dates, and upon the payment of all principal outstanding on the date of prepayment or purchase plus Guaranteed Interest accrued on such Note through the date of prepayment or purchase and any other amounts due from the Cooperative under this Agreement to any Person. The Cooperative, or a third party designated by the Cooperative, may elect to make such prepayment or purchase only by delivering to the Trustee, at least 30 (or if the Note at the time bears interest at a Variable Rate, not less than five nor more than 10) days prior to the proposed prepayment or purchase date, (i) irrevocable notice of such prepayment or purchase and of the prepayment or purchase date (which shall be a Business Day),
(ii) a copy of a notice from the Servicer as to the amount of principal, Guaranteed Interest and premium, if any, and any other amounts due hereunder required to be paid on such prepayment or purchase date to prepay such Note,
(iii) payment in full of the amount set forth in such notice from the Servicer and (iv) in the case of any such prepayment or purchase, evidence satisfactory to the Trustee that such prepayment or transfer of the Note and the related Guarantee has been approved by the RUS; provided, however, if such Note is to be prepaid or purchased when it bears interest at a Variable Rate, the Cooperative need not deliver the interest to be accrued on such Note through the date of prepayment or purchase until the Business Day after it receives notice of the Variable Rate through the day next preceding the date of prepayment or purchase; provided further, that anything contained in Annex C hereto or this Section 3.9 to the contrary notwithstanding, the Cooperative shall have no right to purchase or prepay any Note bearing interest at a Variable Rate during the 45-day period following the Closing Date (except on the fourth Business Day of any month) or for 12 days following notice from CFC that it has entered into an underwriting agreement in connection with the conversion of such Note to bear interest at a Fixed Rate.

     (C) Article III of the Original Loan Agreement shall be further amended, pursuant to the terms of Article IV hereof.

     SECTION 3.3. AMENDMENT TO ARTICLE VII. Article VII shall be amended as follows:

     (A) Paragraph 1 of Section 7.3 shall be amended and restated in its entirety as follows:

     SECTION 7.3. Notices. All communications and notices under this Agreement shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed, postage prepaid, by certified mail, return receipt requested, by telecopy, when such telecopy is transmitted to the specified telecopier number and its receipt is acknowledged or by overnight mail, return receipt requested, to the appropriate following addresses; provided, however, that notices by telecopy to the RUS shall be followed by another form of written notice permitted hereby and shall not be deemed received unless the sender receives oral confirmation of receipt from the RUS:

     (B) The first notice address, "If to REA:" shall be deleted and the following shall be substituted in its place:

       If to RUS:

          Rural Utilities Service
          United States Department of Agriculture
          Washington, D.C. 20250-1535
          Telecopy No:  202-690-0397
          Attention: Director, Financial Operations Division
          Subject:  KEPCO-Kansas 54

       with a copy addressed to:

          Rural Utilities Services
          United States Department of Agriculture
          Washington, D.C. 20250-1510
          Telecopy No:  202-382-1915
          Attention: Administrator
          Subject:  KEPCO-Kansas 54

     (C) The second notice address, "If to CFC:" shall be deleted and the following shall be substituted in its place:

       If to CFC:

          National Rural Utilities Cooperative Finance Corporation 2201 Cooperative Way - Woodland Park
          Herndon, Virginia 22071-3025
          Telecopy No.: 703-709-6779
          Attention:  Finance Officer

     (D) The third notice address, "If to the Cooperative:" shall be deleted and the following shall be substituted in its place:

        If to the Cooperative:

          Kansas Electric Power Cooperative, Inc.
          P. O. Box 4877
          Topeka, Kansas 66604
          Telecopy No.: 913-271-4888
          Attention: Executive Vice President

     (E) A fourth notice address "If to the Trustee:" shall be added as follows:

         If to the Trustee:

          The First National Bank of Chicago
          One First National Plaza
          Suite 0126
          Chicago, Illinois 60670-0126
          Telecopy:  312-407-1708
          Attention: Corporate Trust Administration

     (F) The following paragraph shall be added at the end of Section 7:

     Any notice address provided herein may be amended, and this Agreement shall be amended to include such amended notice address, upon the provision, in accordance herewith, of notice of the amended notice address to all parties entitled to receive notices pursuant to this Section.

     SECTION 3.4. AMENDMENT TO ANNEX C (NOTE ONE) TO LOAN AGREEMENT. Annex C (Note One) shall be amended as follows:

     (A) The last sentence in the paragraph entitled "Prepayment or Purchase Dates" shall be amended and restated to read as follows:

Note 1 One may be prepaid or purchased on any Business Day; provided that if the Swap Agreement is in effect, provision must be made for termination of the Swap Agreement as provided therein (including payment of all amounts payable by the Cooperative or the RUS in connection with such termination, if any). The Cooperative hereby agrees to pay such amounts, but such payments shall not be guaranteed by the RUS.

     (B) The paragraph entitled "Prepayment or Purchase Premium" shall be deleted.

     SECTION 3.5. AMENDMENT TO ANNEX C (NOTE TWO) TO LOAN AGREEMENT. Annex C (Note Two) shall be amended as follows:

     (A) The last sentence in the paragraph entitled "Prepayment or Purchase Dates" shall be amended and restated to read as follows:

Note 2 Two may be prepaid or purchased on any Business Day; provided that if the Swap Agreement is in effect, provision must be made for termination of the Swap Agreement as provided therein (including payment of all amounts payable by the Cooperative or the RUS in connection with such termination, if any). The Cooperative hereby agrees to pay such amounts, but such payments shall not be guaranteed by the RUS.

     (B) The paragraph entitled "Prepayment or Purchase Premium" shall be deleted.

                                   ARTICLE 4

                 FURTHER AMENDMENTS TO ORIGINAL LOAN AGREEMENT
                 ---------------------------------------------

     On the Refinancing Date, effective on the sale of the Certificates by CFC to a person other than an affiliate of CFC pursuant to a registered public offering of the Certificates or an offering of the Certificates that is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, the Original Loan Agreement shall be further amended as follows:

     SECTION 4.1. AMENDMENTS TO ARTICLE III. Article III shall be amended as follows:

     Subsection (d) of Section 3.4 shall be amended and restated to read in its entirety as follows:

     (d) The Fixed Rate on Note One shall be the sum of (i) 7.654% per annum, and (ii) the Servicer Spread; provided, however, that (y) if at any time on or after the Refinancing Date, the Certificates have been registered with the United States Securities and Exchange Commission and are issued in a registered public offering, the Fixed Rate shall, pursuant to the mechanism provided in the Swap Agreement (as defined in the 1997 Trust Agreement), thereafter be reduced by 10 basis points (.10%) per annum and (x) if at any time on or after the Refinancing Date, all requirements of ERISA are satisfied so that the Series 1997 Certificates can be sold without any limitations to "employee benefit plans" (as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended), the Fixed Rate shall, pursuant to the mechanism provided in the Swap Agreement (as defined in the 1997 Trust Agreement), thereafter be reduced by 5 basis points (.05%) per annum.

     The Fixed Rate on Note Two shall be the sum of (i) 7.654% per annum and
(ii) the Servicer Spread; provided, however, that (y) if at any time on or after the Refinancing Date, the Certificates have been registered with the United States Securities and Exchange Commission and are issued in a registered public offering, the Fixed Rate shall, pursuant to the mechanism provided in the Swap Agreement (as defined in the 1997 Trust Agreement), thereafter be reduced by 10 basis points (.10%) per annum and (x) if at any time on or after the Refinancing Date, all requirements of ERISA are satisfied so that the Series 1997 Certificates can be sold without any limitations to "employee benefit plans" (as such term is defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended), the Fixed Rate shall, pursuant to the mechanism provided in the Swap Agreement (as defined in the 1997 Trust Agreement), thereafter be reduced by 5 basis points (.05%) per annum.

                                   ARTICLE 5

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     SECTION 5.1. REPRESENTATIONS IN LOAN AGREEMENT. (A) The representations and warranties originally made by the Cooperative in Article II of the Loan Agreement (other than in Section 2.6) are incorporated herein by reference as if set forth in their entirety herein. The Cooperative hereby represents that such representations and warranties (except for Section 2.1(b). Section 2.4 and Section 2.5 which are modified by Subsection (b) of this Section and, as modified, are true and correct as provided herein) are true and correct on and as of the date hereof. As incorporated by reference herein, the term "Agreement" shall be deemed to mean the Loan Agreement and this Agreement.

     (B) The representation contained in Section 2.1(b), Section 2.4 and
Section 2.5 of the Original Loan Agreement are hereby modified to read as follows and, as modified, are true and correct on the date hereof:

     (B) This Agreement, the Notes, the Substitute Notes, the Current Mortgage Instrument, the Trust Agreements and the Loan Guarantee Agreement have been duly authorized, executed and delivered by the Cooperative and such documents and the Mortgage constitute the legal, valid and binding agreements of the Cooperative, enforceable against the Cooperative in accordance with their respective terms subject to (i) applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting creditors' rights, generally, (ii) the application of general principles of equity regardless of whether such enforceability is considered in a proceeding in equity or at law and (iii) as to the Current Mortgage Instrument, such other exceptions, if any, as are set forth in the opinion of Harold Haun, Esq., Counsel to the Cooperative; provided that such exceptions do not make the rights and remedies provided in the current Mortgage Instrument, taken as a whole, inadequate for enforcing payment of the Notes and the Substitute Notes and security interests provided by the Current Mortgage Instrument or the realization of the benefits intended to be provided by the Current Mortgage Instrument.

     SECTION 2.4 Approvals. No approval, authorization, consent, order, registration, filing, qualification, license or permit of or with any state or Federal court or governmental agency or body including, without limitation, RUS, having jurisdiction over the Cooperative is required for the consummation by the Cooperative of the transactions contemplated by this Agreement, the Notes, the Substitute Notes, the Current Mortgage Instrument, the Trust Agreements and the Loan Guarantee Agreement except such as have been obtained from the RUS.

     SECTION 2.5. Litigation. Except as set forth in the officer's certificate of the Cooperative delivered in connection with the execution and delivery of the Basic Documents (as defined in the 1997 Trust Agreement), there is no pending or threatened action, suit or proceeding before any court or any governmental agency, authority or body or any arbitrator with respect to the Cooperative, this Agreement, the Notes, the Substitute Notes, the Current Mortgage Instrument, the Trust Agreements or the Loan Guaranty Agreement challenging the validity or enforceability of this Agreement, the Notes, the Substitute Notes, the Current Mortgage Instrument, the Trust Agreements or the Loan Guaranty Agreement for which, if adversely determined, would have a material adverse effect on the Cooperative's ability to perform its obligations under this Agreement, the Notes, the Substitute Notes, the Current Mortgage Instrument, the Trust Agreements or the Loan Guaranty Agreement.

     (C) The Cooperative represents and warrants that after the Notes, Swap Agreement and Guarantee are deposited in the Series 1997 Trust and the Certificates are issued to CFC, the Series 1997 Trust will be exempt from registration as an Investment Company under the Investment Company Act of 1940 pursuant to Rule 3a-7 under such Act, provided that the Certificates are rated, at the time of initial sale, in one of the four highest categories assigned long-term debt or in an equivalent short-term category by at least one nationally recognized statistical rating organization that is not an affiliated person of the issuer or any person involved in the organization or operation of the issuer (such terms having the meanings given to them by Rule 3a-7).

                                    ARTICLE

                                 MISCELLANEOUS
                                 -------------

     SECTION 6.1. EFFECTIVE DATES. This Agreement shall be the valid and binding obligation of the parties as of the date of its execution, but the amendments to the Original Loan Agreement set forth in Articles 3 and 4 shall become effective in accordance with the terms of such Articles.

     SECTION 6.2. DEFINITIONS. As used in this Agreement, all terms which are not otherwise defined herein but which are defined in the Loan Agreement shall have the same meanings herein, to the extent that the context so permits.

     SECTION 6.3. SUCCESSOR ENTITIES. The Loan Agreement, Loan Guarantee Agreement, Notes, Guarantee, and all other documents executed to carry out the transactions contemplated herein and therein shall be amended, in all necessary places, to reflect that the Rural Utilities Service has succeeded the Rural Electrification Administration of the United States Department of Agriculture with respect to the administration of certain electric and telephone loan programs by replacing the term "REA" with the term "RUS" everywhere such term appears and by making such other changes as are necessary to effectuate such succession. In addition, the reference in the Notes to the 1988 Trust Agreement shall be amended to mean the 1997 Trust Agreement.

     SECTION 6.4. EXPENSES. The Cooperative's obligation to pay expenses originally set forth in Section 5.2 of the Original Loan Agreement is incorporated herein by reference as if set forth in its entirety herein. The Cooperative hereby reaffirms such obligation. In addition, the Cooperative agrees to pay all reasonable costs of CFC (including reasonable fees and expenses of counsel) in connection with the negotiation, preparation, execution and delivery of this Agreement, the First Amendment to Loan Guarantee Agreement, the Underwriting Agreement and the other Related Documents (as defined therein) and the transactions contemplated hereby and thereby.

     SECTION 6.5. GOVERNING LAW. This Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of New York, except that the obligations of the Cooperative to RUS hereunder and under the Notes shall be governed by, and construed and enforced in accordance with, the laws of the United States of America, to the extent applicable and otherwise by the laws of the State of New York.

     Except as specifically amended hereby, the Original Loan Agreement shall remain in full force and effect and is ratified in all respects by the parties thereto.

     IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed on its behalf by an authorized officer as of the day and year first above written.

                                        KANSAS ELECTRIC POWER COOPERATIVE, INC.
                                         as the Cooperative


                                        By  /s/  Stephen E. Parr
                                           ------------------------------------
                                           Stephen E. Parr,
                                           Executive Vice President &
                                           Chief Executive Officer

                                        NATIONAL RURAL UTILITIES
                                        COOPERATIVE FINANCE CORPORATION
                                         as the Lender


                                        By  /s/  Martin R. Crowson
                                            -----------------------------------
                                            Martin R. Crowson,
                                            Assistant Secretary-Treasurer

                                                                       EXHIBIT A

                        [LETTERHEAD OF THE COOPERATIVE]


                               November __, 1997



Governor
National Rural Utilities Cooperative
 Finance Corporation
2201 Cooperative Way - Woodland Park
Herndon, Virginia  22071-3025

     Re: Purchase of Note One and Note Two (the "Notes") evidencing a loan made pursuant to that certain Loan Agreement, dated as of February 1, 1988, between the National Rural Utilities Cooperative Finance Corporation ("CFC") and the Kansas Electric Power Cooperative, Inc. (the "Cooperative"), pursuant to that certain First Amendment to Loan Agreement, entered into as of December 20, 1996, between CFC and the Cooperative (the "First Amendment to Loan Agreement")

Dear Governor:

     Pursuant to Section 1.1 (b) of the First Amendment to Loan Agreement, the undersigned is writing to notify you that the Deposit Date (as defined in the First Amendment to Loan Agreement) shall be November 18, 1997, and the Refinancing Date (as defined in the First Amendment to Loan Agreement) shall be December 18, 1997.

     Pursuant to the First Amendment to Loan Agreement, the Closing (as defined in the First Amendment to Loan Agreement) will be held on the Deposit Date.

                                              KANSAS ELECTRIC POWER
                                              COOPERATIVE, INC.


                                              By:
                                                 ------------------------------

                                                                       EXHIBIT B

                               November __, 1997



The First National Bank of Chicago, as Trustee
 of the 1997 Trust
One First National Plaza
Suite 0126
Chicago, Illinois  60670-0126

Attention:  Corporate Trust Administration

     Re: Purchase of Note One and Note Two (the "Notes") evidencing a loan made pursuant to that certain Loan Agreement, dated as of February 1, 1988 (the "Loan Agreement"), between the National Rural Utilities Cooperative Finance Corporation ("CFC") and Kansas Electric Power Cooperative, Inc. (the "Cooperative")

Ladies and Gentlemen:

     Pursuant to Section 3.9 of the captioned Loan Agreement, CFC hereby gives irrevocable notice of its intent to purchase the captioned Notes in whole on December 18, 1997 (the "Refinancing Date"), which is a date at least 30 days from the date hereof. The Cooperative joins in executing this letter to confirm and agree to the matters stated herein and to confirm that CFC is the Cooperative's designee under Section 3.9 of the Loan Agreement to make such purchase. CFC, in its capacity as Servicer of the Notes (the "Servicer"), has consented to CFC's purchase of the Notes.

     Pursuant to the terms of Section 3.9 of the Loan Agreement, (a) we are enclosing (i) a copy of a notice from the Servicer, indicating the amount of principal, Guaranteed Interest (as defined in the Loan Agreement) and premium, if any, and any other amounts due under the Loan Agreement required to be paid on the Refinancing Date (the "Purchase Amount"), and (ii) a copy of the First Amendment to Loan Guarantee Agreement (as defined in the Loan Agreement) evidencing that the Rural Utilities Service has consented to the purchase of the Notes by CFC and (b) we are delivering immediately available funds for the Purchase Amount (the "Purchase Price").

     In addition, immediately prior to the delivery of this notice to you, the Cooperative paid, in advance in accordance with the Loan Agreement, the payment of Interest and Principal required to be distributed to holders of the Certificates (as defined below) on December 15, 1997. You are to hold these funds in accordance with the Trust Agreement until this disbursement on December 15, 1997.

     You are the owner and holder of the Notes, which are subject to two trusts, Rural Electric Cooperative Grantor Trust (KEPCO) 1988-K1 and Rural Electric Cooperative Grantor Trust (KEPCO) 1988-K2 maintained by you (the "Trusts") with respect to which certificates of beneficial interests ("Certificates") were previously issued. We request that, (i) pursuant to Section 7.1 of the Trust Agreements establishing each Trust (collectively, the "Trust Agreement"), you deliver notice of the Call Date (as defined in the Trust Agreement) to the Certificateholders and (ii) pursuant to Article XI of the Trust Agreement, you distribute all Principal, Interest and Premium due to the Certificateholders on the Call Date so the Trusts will be terminated in accordance with Section 11.2 of the Trust Agreement on the Call Date.

     You agree, as owner and holder of the Notes and as Trustee of the Trusts, in consideration of CFC's delivery to you of the Purchase Price, and in accordance with the Trust Agreement, to endorse the Notes to the order of the Series 1997 Trust (as defined in the Loan Agreement), without recourse, and to deliver the Notes to the Trustee of the Series 1997 Trust (or if the Series 1997 Trust is not in existence or refuses such delivery, to CFC).

     The Servicer confirms its obligations under Section 9.6 of the Trust Agreement, including its indemnification of the Trustee, which shall include the Trustee's transfer of the Notes pursuant to this letter.

     Please acknowledge your receipt of this notice by executing the enclosed originals of this letter and returning one original to CFC and one original to the Cooperative at the addresses indicated below.

                                              NATIONAL RURAL UTILITIES
                                              COOPERATIVE FINANCE CORPORATION


                                              By:
                                                 -----------------------------

Address:
        --------------------------

        --------------------------

                                              KANSAS ELECTRIC POWER
                                              COOPERATIVE, INC.


                                              By:
                                                 -----------------------------

Address:
        --------------------------

        --------------------------

Acknowledged and Agreed to:
November __, 1997

THE FIRST NATIONAL BANK
OF CHICAGO, as Trustee

By:
   -------------------------------